UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[  ] Definitive Information Statement

                               NUTEK OIL , INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:
       _______________________________________
       2) Aggregate number of securities to which transaction applies:
       _______________________________________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _______________________________________
       4) Proposed maximum aggregate value of transaction:
       _______________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
       _______________________________________
       2) Form, Schedule or Registration Statement No.
       _______________________________________
       3) Filing Party:
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       4) Date Filed:
       _______________________________________

                               ----------------
                                Nutek Oil, Inc.
                         6330 McLeod Drive, Suite 1
                              Las Vegas, NV 89120
                              ----------------

                           INFORMATION STATEMENT,
                          NOTICE OF ACTIONS TAKEN
                BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS
          AND NOTICE OF SHAREHOLDER MEETING TO DISCUSS ACTIONS TAKEN

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 1

General Information

Section 78.320 of the Nevada Revised Statutes and the By-laws of Nutek Oil, Inc., provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. This information is being provided to the shareholders of Nutek Oil, Inc. (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of


   1. Approve the following individuals as the Board members of the Company, Murray N. Conradie (Chairman); Jason F. Griffith and Conrad Humbke.

   2. Approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from Nutek Oil Inc., to South Texas Oil Company effective April 1, 2005.

       The Corporation does not require a mandatory exchange of the current Nutek Oil, Inc shares to new South Texas Oil Company certificates.

       Persons who hold their shares in brokerage accounts or "street name" should not be required to take any further actions to effect the exchange.

   3.  Approve the performance based Stock Option Plan.

   4.  Approve Employment Agreements for the officers of the company.

   5. Ratify the Company's retainer of the firm of Larry O'Donnell CPA, PC, as the independent auditor for the Company.

The shareholders holding shares representing approximately 53.64% of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

While there will be costs and management time involved in holding a shareholder meeting, the Board wishes to discuss the above actions set forth herein as early as possible in order to accomplish the purposes of the Company. The Board of Directors of the Company will be hosting its annual meeting on Tuesday, April 19, 2005, at the company's corporate offices at, 6330 McLeod Drive, Suite 1, Las Vegas, Nevada at 2 PM. The purpose of this meeting will be to merely answer any questions shareholders have related to these changes, as no votes will be taken.

Outstanding Voting Stock of the Company and Statement that Proxies Are Not Solicited

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

The Board of Directors fixed March 17, 2005 as the record date for the determination of stockholders entitled to receive this Information Statement (the "Record Date"). As of the Record Date, there were 3,069,946 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.

QUESTIONS AND ANSWERS

Q:       What am I being asked to approve?

A:        You  are  not  being  asked  to  approve anything.  This  Information
Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting stock of the Company have already agreed to items discussed in this Information Statement.

Q:        Why  have  the  Board of Directors and a majority of the shareholders agreed to approve these actions?

A:        After  much  deliberation  and  discussion  amongst  the  members  of management and industry professionals, the Board feels it is the best interest of shareholders and the company to better reflect the activities at hand. The Board feels the actions will aid in this goal.

Q:       Why is the company filing this information statement?

A: The Company is filing this Information Statement to inform you the Board of Directors has consented to the election of the three above named persons to serve as the only members of the Board of Directors of the Company and that the holders of voting control of a majority of the issued and outstanding common stock of the Company have voted to amend the Company's Certificate of Incorporation to change the Company's name, while also ratifying the appointment of Larry O'Donnell CPA, PC. as the auditor of record, ratifying all actions of the Company since the last shareholder meeting, and the implementation of a performance based Stock Option Plan and new Employment Agreements for the officers of the company.

Security Ownership of Certain Owners and Management

The following table sets forth the Common Stock ownership information as of March 17, 2005, with respect to (i) each person known to the Company to be the beneficial owner of more that 5% of the Company's Common Stock; (ii) each director of the Company; and (iii) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name of Beneficial
Owner  (1)          Number of Shares          Percent
                    Beneficially Owned        of Class

Murray N. Conradie        174,990                   5.7%
Jason F. Griffith           8,570                  0.28%
Dave Cummings              63,810                  2.08%
Conrad Humbke                   0
0%
___________________________________________________________

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP:

                          247,370                    8.06%

Notes:

(1)Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of the Company's Common Stock is c/o Nutek Oil, Inc. 6330 McLeod Drive, Suite 1, Las Vegas, NV 89120.

(2)The ownership percentages set forth in the table are based on 3,069,946 common shares outstanding as of March 17, 2005. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities where applicable.

Purpose and Effect of the Proposed Name and Symbol Change

Approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from Nutek Oil Inc., to South Texas Oil Company.

The Corporation does not require a mandatory exchange of the old stock certificate, with the name Nutek Oil, Inc., for a new stock certificate, with the name South Texas Oil Company.

Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates.

On March 17, 2005, the Board of Directors determined to change the name of the Company to South Texas Oil Company. The purpose of the name change is to more accurately reflect the Company's business and its activities after the change.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 1,646,602 shares of Common Stock (53.64%) have already consented to such changes. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations.

Approve the following  individuals  as the Board members of the Company, Murray
N. Conradie (Chairman); Jason F. Griffith and Conrad Humbke.

Our Board of Directors presently consists of three members. The term of office of each person elected as a Director will continue for a period of three years or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Murray N. Conradie

Mr. Conradie has several years of experience in creating and developing start-up enterprises. Mr. Conradie has also been the CEO and Chairman of Datascension Inc, a public company trading on the OTCBB from 1999 - 2005. Mr. Conradie has several years of experience in creating and developing start-up enterprises and has a background in Law and Accounting.

Jason F. Griffith

Mr. Griffith has been the CFO of Nutek Oil since June of 2002. Prior to that, Mr. Griffith was the accounting manager for a CPA firm in Henderson, Nevada starting in August of 2001. Before taking on this position, he worked for Arthur Andersen in Memphis, Tennessee from December 1998 until his move to Nevada in the summer of 2001. Mr. Griffith is a licensed CPA in both the state of Nevada and Tennessee. He is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, along with being a member of the Nevada and Tennessee State Society of CPAs.

Conrad Humbke

Mr. Humbke has many years experience in the oil and gas industry and has served both as a director and officer of oil and gas companies which also included oil and mining exploration. Mr. Humbke has been in retirement for the past 5 years.

Approve the performance based Stock Option Plan.

The Stock Option Plan will allow the executives to be compensated based on their performance at the company.

Authorize the Board of Directors to update and approve the Employment Agreements for the officers of the company.

Coinciding with the name change and additional time now being dedicated to the Company moving forward, the Board will update the employment agreements to better reflect this responsibility and the required tasks. It is believed the performance bonus / option package will serve to compliment the amended employment agreements to be beneficial to both shareholders and respective executive officers.

Ratify all actions of the Company, its Officers and Directors since the last shareholders' meeting.

No Director participated in fewer than 75% of the total number of meetings of the full Board of Directors or the total number of meetings of committees on which such director served. The Board currently meets on an as needed basis to discuss matters related to the Company or when one Board member wishes to convene the rest of the Board to discuss an idea or issue that needs to be addressed.

Ratify the Company's retainer of the firm of Larry O'Donnell, CPA, PC, as the independent auditor for the Company.

Our Board of Director's has recommended the appointment of Larry O'Donnell, CPA, PC. as our independent auditor for the fiscal year ending December 31, 2004. Acting on that recommendation, the Board of Directors authorized our CFO to engage Larry
O'Donnell, CPA, PC. as the Company's auditors for the fiscal year ending December 31, 2004. Gary V. Campbell, CPA, Ltd. served as our independent auditor for the fiscal year ended December 31, 2003 and provided services to us with respect to that fiscal year that included, but were not limited to, consultations on various tax and information services matters.

The charter amendments will become effective upon its filing with the Secretary of State of Nevada.

No Dissenter's Rights

Under Nevada law, the Company's dissenting  shareholders  are  not  entitled to
appraisal   rights,   and  the  Company  will  not  independently  provide  our
shareholders with any such right.

Conclusion

As a matter of regulatory compliance, the Company is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to the Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                         NUTEK OIL, INC.

                                         By: /s/ Murray N. Conradie
                                         -------------------------------------
                                         Murray N. Conradie
                                         President / CEO